New Accounting Pronouncements	12 Months Ended
Dec. 31, 2011
Accounting Changes and Error Corrections [Text Block]

Note 13—New Accounting Pronouncements

In January 2010, the FASB issued ASU No. 2010-06, “Improving Disclosures about Fair Value Measurements” which requires new disclosures related to transfers in and out of levels 1 and 2, and the separate disclosure of purchases, sales, issuances and settlements when reconciling activity in level 3. This ASU also amends prior disclosure requirements to call for the disaggregation of assets and liabilities into appropriate subsets, and the disclosure of valuation techniques and inputs for recurring and nonrecurring fair value measurements in levels 2 and 3. The new disclosure requirement for reconciling level 3 activity was effective January 1, 2011. All other new or amended disclosure requirements are reflected in the notes to the consolidated financial statements. These changes did not impact the Account’s financial position or results of operations.

In May 2011, the FASB issued ASU No. 2011-04, “Amendments to Achieve Common Fair Value Measurements and Disclosure Requirements in U.S. GAAP and IFRSs”, with the intention to converge fair value standards between U.S. GAAP and International Financial Reporting Standards. This ASU is largely consistent with existing fair value measurement principles in U.S. GAAP, expands ASC 820’s existing disclosure requirements for fair value measurements and makes other amendments. Many of these amendments are being made to eliminate unnecessary wording differences between U.S. GAAP and IFRS. However, some could change how the fair value measurement guidance in ASC 820 is applied. Changes in applying fair value standards and additional disclosure requirements are effective on January 1, 2012. The Account is currently assessing the impact of applying the revised standards but does not anticipate a material impact to the Account’s financial position or results of operations.